EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 30, 2017, by and among WEX INC., a Delaware corporation (the “Company”), WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower (as defined in the Existing Credit Agreement referred to below), WEX CARD HOLDINGS AUSTRALIA PTY LTD. (the “Specified Designated Borrower” and together with the Company and the Designated Borrower, the “Amendment Loan Parties”), BANK OF AMERICA, N.A., as Administrative Agent (as defined in the Existing Credit Agreement referred to below), Swing Line Lender (as defined in the Existing Credit Agreement referred to below) and L/C Issuer (as defined in the Existing Credit Agreement referred to below) and SANTANDER BANK, N.A., as the incremental revolving loan lender (the “Incremental Revolving Lender”).
W I T N E S S E T H:
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Specified Designated Borrower, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of July 1, 2016, as amended by the First Amendment to the Credit Agreement, dated as of July 3, 2017 (the “Existing Credit Agreement”);
WHEREAS, pursuant to Section 2.17 of the Existing Credit Agreement, the Company may obtain commitments to increase the Revolving Credit Commitments under any existing Revolving Credit Facility or establish one or more new revolving facilities (each, an “Incremental Revolving Credit Facility”) by, among other things, entering into an Amendment in accordance with the terms and conditions of the Existing Credit Agreement;
WHEREAS, the Company has notified the Administrative Agent that it is requesting an increase in Revolving Credit Commitments in the amount of $100,000,000 (the “Incremental Revolving Increase”) pursuant to Section 2.17(a) of the Credit Agreement and clause (A)(I) of the definition of “Incremental Cap”;
WHEREAS, the Incremental Revolving Lender has agreed, subject to the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the full amount of the Incremental Revolving Increase;
WHEREAS, the parties hereto wish to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2.    Amendments.

(a)    The following defined terms shall be added to Section 1.01 of the Existing Credit Agreement:
“Second Amendment” means that certain Second Amendment to the Credit Agreement, dated as of October 30, 2017, by and among the Borrowers, the Specified Designated Borrower, the Subsidiary Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Incremental Revolving Lender (as defined therein).
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
(b)    The definition of “Revolving Credit Commitment” is hereby amended by adding the following sentence at the end thereof:
“The aggregate amount of the Revolving Credit Commitments as of the Second Amendment Effective Date is $570,000,000.”
SECTION 3.    Revolving Commitment Increase.
(a)    Subject to the satisfaction of the conditions in Section 5 hereof, on the Second Amendment Effective Date, the Incremental Revolving Increase of the Incremental Revolving Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by $100,000,000. Pursuant to Section 2.17 of the Amended Credit Agreement, the Incremental Revolving Increase shall be a Revolving Credit Commitment for all purposes under the Amended Credit Agreement and each of the other Loan Documents and shall have terms identical to the existing Revolving Credit Facility under the Amended Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder). This Amendment shall constitute notice to the Administrative Agent required under Section 2.17(a) of the Credit Agreement.
(b)    The Incremental Revolving Lender acknowledges and agrees that upon the Second Amendment Effective Date, the Incremental Revolving Lender shall be a “Lender” under, and for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. The Incremental Revolving Lender also acknowledges and agrees that it has (x) received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and (y) independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.
SECTION 4.    Reallocation. The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.17(e) of the Amended Credit Agreement with respect to any increase in the Revolving Credit Commitments shall occur with respect to the Incremental Revolving Increase contemplated hereby on the Second Amendment Effective Date, and the Incremental Revolving Lender shall make a Revolving Credit Loan on the Second Amendment Effective Date as may be required to effectuate the reallocation.

SECTION 5.    Conditions to Effectiveness and Funding. The effectiveness of the amendments set forth in Sections 2, 3 and 4 hereof and the obligations of the Incremental Revolving Lender to make the Incremental Revolving Increase are subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Second Amendment Effective Date”):
(a)    (i) each of the Amendment Loan Parties shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) the Incremental Revolving Lender shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (iii) the Swing Line Lender and L/C Issuer shall have executed and delivered counterparts of this Amendment to the Administrative Agent and (iv) the Administrative Agent shall have executed a counterpart of this Amendment;
(b)    the representations and warranties of the Amendment Loan Parties contained in Section 7 of this Amendment shall be true and correct on and as of the Second Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to an earlier date, it shall be true and correct as of such earlier date;
(c)    as of the last day of the most recently ended Test Period, on a Pro Forma Basis after giving effect to the incurrence of the Incremental Revolving Increase and all other appropriate pro forma adjustments (but (x) without netting any cash proceeds from such incurrence and (y) treating the Incremental Revolving Increase as fully drawn), the Company would be in compliance with Section 7.11 of the Existing Credit Agreement and the Company shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer thereof certifying that such condition has been satisfied (including appropriate calculations);
(d)    immediately prior to and immediately after the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(e)    the Administrative Agent shall have received, on behalf of itself and each of the Lenders, a customary written opinion of Wilmer Cutler Pickering Hale and Dorr, LLP, in its capacity as counsel for the Amendment Loan Parties dated as of the Second Amendment Effective Date and addressed to the Administrative Agent and the Incremental Revolving Lender;
(f)    the Administrative Agent shall have received a certificate of the Company signed by a Responsible Officer thereof:
(i)    certifying that no Default or Event of Default shall exist or would exist immediately prior to or after giving effect to this Amendment, including the incurrence of the Incremental Revolving Increase, and
(ii)    certifying that the condition set forth in Section 5(b) hereof has been satisfied;
(g)    the Administrative Agent shall have received a Solvency Certificate executed by the chief financial officer of the Company dated as of the Second Amendment Effective Date and certifying as to the matters set forth therein;
(h)    the Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Amendment Loan Party, each Domestic Subsidiary Guarantor (as defined in the Existing Credit

Agreement) and as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Amendment Loan Party and Domestic Subsidiary Guarantor is duly organized or formed, and that each Amendment Loan Party and Domestic Subsidiary Guarantor is validly existing, in good standing in such entity’s jurisdiction of incorporation, organization or formation; and
(i)    each Loan Party shall have provided the documentation and other information to the Administrative Agent that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the USA PATRIOT Act, at least 3 business days prior to the Second Amendment Effective Date to the extent such information has been requested at least 10 days prior to the Second Amendment Effective Date.
SECTION 6.    Post-Closing Covenants. Within one Business Day (or such later date agreed by the Administrative Agent) of the Second Amendment Effective Date:
(a)    WEX Europe Services Holdings Limited shall have executed and delivered to the Administrative Agent a deed of confirmation of that certain pledge agreement dated as of July 5, 2016, between WEX Europe Services Holdings Limited and the Administrative Agent;
(b)    the Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of WEX Europe Services Holdings Limited (the “UK Pledgor”) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the UK Pledgor is duly organized or formed, and that the UK Pledgor is validly existing, in good standing in such entity’s jurisdiction of incorporation, organization or formation; and
(c)    the Administrative Agent shall have received, on behalf of itself and each of the Lenders, a customary written opinion of (i) Jones Day, in its capacity as English counsel for the Administrative Agent and (ii) Jones Day, in its capacity as Italian counsel for the Administrative Agent, each dated as of the Second Amendment Effective Date and addressed to the Administrative Agent and the Incremental Revolving Lender.
SECTION 7.    Representations and Warranties. Each Amendment Loan Party hereby represents and warrants on and as of the Second Amendment Effective Date that:
(a)    the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document shall be true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement;

(b)    this Amendment has been duly executed and delivered by each Amendment Loan Party and this Amendment, the Amended Credit Agreement and each other Loan Document constitute legal, valid and binding obligations of such Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with their respective terms;
(c)    the Guaranties do, and shall continue to, guarantee the Obligations (or Foreign Obligations, as applicable);
(d)    the Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment of the Obligations (or Foreign Obligations, as applicable); and
(e)    the execution, delivery and performance by each Amendment Loan Party of this Amendment and the performance by each Amendment Loan Party of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Amendment Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Amendment Loan Party is a party or affecting such Amendment Loan Party or the properties of such Amendment Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Amendment Loan Party or its property is subject; or (c) violate any Law in any manner that is materially adverse to the Company and its Subsidiaries, except, in each case referred to (x) in clause (b)(i), or (y) to the extent relating to any order, injunction, writ or decree of any Governmental Authority not specifically relating to such Person or its property, in clause (b)(ii), to the extent that the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 8.    Effects on Loan Documents.
(a)    On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
(b)    Except as specifically amended herein, all Loan Documents (including the Guaranties and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Amendment Loan Party reaffirms any Guaranties executed by it and any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.

(d)    The Company and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10.    ERISA.
(a)    The Incremental Revolving Lender (x) represents and warrants, as of the Second Amendment Effective Date, to, and (y) covenants, from the Second Amendment Effective Date to the date such Person ceases being a Lender party to the Amended Credit Agreement, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:
(i)    the Incremental Revolving Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Incremental Revolving Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment,
(iii)    (A) the Incremental Revolving Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Amendment, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and the Incremental Revolving Lender.

(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to the Incremental Revolving Lender or the Incremental Revolving Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), the Incremental Revolving Lender further (x) represents and warrants, as of the Second Amendment Effective Date, to, and (y) covenants, from the Second Amendment Effective Date to the date such Person ceases being a Lender party to the Amended Credit Agreement, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that:
(i)    none of the Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of the Incremental Revolving Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Amendment, any Loan Document or any documents related hereto or thereto),
(ii)    the Person making the investment decision on behalf of the Incremental Revolving Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)     the Person making the investment decision on behalf of the Incremental Revolving Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)    the Person making the investment decision on behalf of the Incremental Revolving Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Amendment is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Amendment and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)    no fee or other compensation is being paid directly to the Administrative Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Amendment.
(c)    The Administrative Agent hereby informs the Incremental Revolving Lender that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that it has a financial interest in the transactions contemplated hereby in that it or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Amendment, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(d)    For purposes of this Section 10, the following terms shall be defined as follows:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
SECTION 11.    Miscellaneous.
(a)    This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.
(b)    To the extent permitted by applicable Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(c)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
[Remainder of page intentionally left blank.]
IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WEX INC.
By:      /s/ Roberto Simon
    Name:    Roberto Simon
    Title:    Chief Financial Officer

DESIGNATED BORROWER:

WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED

By:   /s/ Roberto Simon Rabanal
Name:    Roberto Simon Rabanal
Title:    Director

SPECIFIED DESIGNATED BORROWER:

Executed in accordance with section 127 of the Corporations Act 2001

WEX CARD HOLDINGS AUSTRALIA PTY LTD (ACN 123 181 635)
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
        Name:    Hilary Ann Rapkin
        Title:    Director

Each of the undersigned (i) acknowledges and agrees to the foregoing Second Amendment, (ii) reaffirms any Guaranties executed by it and reaffirms that such Guaranties do, and shall continue to, guarantee the Obligations (or Foreign Obligations, as applicable); and (iii) reaffirms any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens and Guaranties continuing in full force and effect after giving effect to the Second Amendment.
SUBSIDIARY GUARANTORS:
FLEETONE HOLDINGS, LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRANSPLATINUM SERVICE, LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
FLEETONE, L.L.C.
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WRIGHT EXPRESS HOLDINGS 2, LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Manager
WRIGHT EXPRESS HOLDINGS 3, LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Manager

EB HOLDINGS CORP.
By:      /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
EB HOLDINGS II CORP.
By:      /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
WEX HEALTH, INC.
By:      /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
BENAISSANCE, LLC
By:      /s/ Lynda Godkin
    Name:    Lynda Godkin
    Title:    Secretary
ELECTRONIC FUNDS SOURCE LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
EFS PAYMENTS LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer

OTR TOPCO LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR HOLDINGS LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TRUCKERS B2B, LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
OTR BLOCKER LLC
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
TCH CANADA INC.
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Treasurer
WRIGHT EXPRESS FUELING SOLUTIONS, INC.
By:      /s/ Hilary A. Rapkin
    Name:    Hilary A. Rapkin
    Title:    Secretary
Executed in accordance with section 127 of the
Corporations Act 2001 by
WEX AUSTRALIA HOLDINGS PTY LTD
(ACN 145 445 361)
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director
Executed in accordance with section 127 of the
Corporations Act 2001 by
WEX CARD HOLDINGS AUSTRALIA PTY LTD (ACN 123 181 635)
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director
Executed in accordance with section 127 of the
Corporations Act 2001 by
WEX AUSTRALIA PTY LTD
(ACN 005 970 570)
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director
Executed in accordance with section 127 of the
Corporations Act 2001 by
WEX FUEL CARDS AUSTRALIA LTD
(ACN 008 962 132)
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director
WEX EUROPE SERVICES BVBA
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WRIGHT EXPRESS HOLDINGS 4 LP
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES LTD
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES HOLDINGS LIMITED
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES (UK) LTD
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
RETAIL PETROLEUM SERVICES LIMITED
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES SAS
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES GMBH
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES S.A.R.L.
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES B.V.
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
WEX EUROPE SERVICES AS
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director

WEX EUROPE FLEET SERVICES LIMITED
By:      /s/ Roberto Simon Rabanal
    Name:    Roberto Simon Rabanal
    Title:    Director
By:      /s/ Hilary Ann Rapkin
    Name:    Hilary Ann Rapkin
    Title:    Director

BANK OF AMERICA, N.A.,
as Administrative Agent

By:   /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as Swing Line Lender and L/C Issuer

By:   /s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

SANTANDER BANK, N.A.,
as the Incremental Revolving Lender

By:   /s/ Mitchell B. Feldman
Name: Mitchell B. Feldman
Title: SVP